                                                                  EXHIBIT 10.58



                             SEVENTEENTH AMENDMENT


         SEVENTEENTH AMENDMENT (this "Amendment"), dated as of October 11, 1999, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :


         WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

         WHEREAS, G&G Investments, Inc. ("G&G") and the Borrower are parties to an Intercompany Note, dated as of September 8, 1998 (the "Intercompany Note"), in the principal amount of U.S. $17,330,021.37, between G&G, as Maker, and the Borrower, as Holder;

         WHEREAS, G&G and BT Commercial Corporation, individually and as Collateral Agent (including any successor collateral agent, the "Pledgee"), are parties to a Guaranty and Pledge Agreement, dated as of September 8, 1998 (as amended, modified, or supplemented through the date hereof, the "Guaranty and Pledge Agreement");

         WHEREAS, pursuant to Section 9.1(c) of the Credit Agreement, the failure by the Borrower to maintain the Interest Coverage Ratio in accordance with Section 8.11 of the Credit Agreement constitutes an Event of Default;

         WHEREAS, pursuant to Section 9.1(o) of the Credit Agreement, the failure by G&G to pay the Intercompany Note constitutes an Event of Default;

         WHEREAS, pursuant to Section 9.1(o) of the Credit Agreement, the failure by G&G to pledge additional common stock of Consumers Packaging Inc. in accordance with Section 4.1 of the Guaranty and Pledge Agreement constitutes an Event of Default; and

         WHEREAS, notwithstanding the events of default described above, the parties hereto wish to amend the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

         1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order:

                  Fixed Charge Ratio shall mean for any period, the ratio of
         (x) EBITDA for such period to (y) the sum of the following made during such period: (i) Interest Expense, (ii) Capital Expenditures, (iii) cash Dividends, (iv) cash costs and expenses resulting from Plant Closures, (v) any Investments made pursuant to Sections 8.5(a)-(h),
         (vi) principal payments of term debt, without duplication of any amount paid pursuant to the Capital Expenditure provision above, and
         (vi) cash taxes paid.

                  Southeast Project shall mean, pursuant to documentation satisfactory in form and substance to the Agent, (i) the sale and leaseback of certain existing equipment of the Borrower, (ii) the financing of certain improvements to existing equipment of the Borrower, (iii) financing by the lessor of certain new equipment of the Borrower, and (iv) the replacement of certain existing Operating Leases of the Borrower.

         2. Section 8.1 is hereby amended by (i) deleting "and" at the end of Section 8.1(d), (ii) deleting the period at the end of Section 8.1(e) and adding in lieu thereof "; and", and (iii) inserting the following clause:

                  (f) the transactions made in connection with the Southeast Project.

         3.    Section 8.3 is hereby amended by (i) deleting the period after
Section 8.3(i) and inserting a semicolon in lieu thereof, (ii) deleting the period after Section 8.3(j) and inserting in lieu thereof "; and", and (iii) inserting the following clause:

                  (k) Indebtedness of the Borrower or any of the Borrower's Subsidiaries incurred pursuant to the Southeast Project.

         4. Section 8.11 is hereby amended by deleting such section in its entirety and replacing it with the following provision in lieu thereof:

                  8.11 Fixed Charge Ratio. The Borrower will not permit the Fixed Charge Ratio for any period of four consecutive fiscal quarters (or if shorter, any period beginning on October 1, 1999 and ending on the last day of any fiscal quarter) in each case taken as one accounting period, ended on a date set forth below to be less than the ratio set forth opposite such date:


                  Fiscal Quarter
                       Ended                   Ratio
                       -----                   -----

                  December 31,1999            0.4:1.0
                  March 31, 2000              0.55:1.0
                  June 30, 2000               0.8:1.0
                  September 30, 2000          1.0:1.0
                  December 31, 2000           1.0:1.0
                  March 31, 2001              1.1:1.0
                  June 30, 2001               1.1:1.0
                  September 30, 2001          1.2:1.0
                  December 31, 2001           1.2:1.0



         5. Section 8.23 is hereby amended by inserting "(i)" immediately before the phrase "have a Material Adverse Effect" and inserting "or (ii) materially change the Borrower's ability to comply with Section 8.25" immediately after.

         6. Article 8 of the Credit Agreement is hereby amended by inserting the following new section:

         8.25 Minimum Availability. The Available Borrowing Amount less the Outstandings shall not be permitted to be less than $12,500,000 until the sale and leaseback portion of the Southeast Project is consummated and the Borrower has received and notified the Agent of receipt of proceeds in the amount of $30,000,000.

         7. In order to induce the undersigned Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Seventeenth Amendment Effective Date (as defined in Section 6 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default, except as described above, on the Seventeenth Amendment Effective Date after giving effect to this Amendment.

         8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

         10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         11. This Amendment shall become effective on the date (the "Seventeenth Amendment Effective Date") when (a) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement (b) G&G or Ghaznavi Canada Inc. pledges an additional 4,023,159 shares of common stock of Consumers pursuant to Section 4.1 of the Guaranty and Pledge Agreement, (c) the Borrower pays all outstanding and invoiced legal fees of White & Case LLP, (d) the Agent receives a fee equal to $250,000 for pro rata distribution among the Lenders according to their respective Commitments under the Credit Agreement, (e) G&G delivers an amendment to the Intercompany Note in form and substance satisfactory to the Agent to (i) change the maturity date to December 31, 2000, (ii) in addition to the foregoing, require that G&G use any cash Dividends received after the Seventeenth Amendment Effective Date from Consumers to pay amounts outstanding under the Intercompany Note and (iii) require that G&G cause Consumers to pay to G&G 85% of any cash Dividends permissible under any debt agreements to which Consumers is a party and permissible under applicable laws, rules or regulations.

         12. From and after the Seventeenth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                     * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       ANCHOR GLASS CONTAINER CORPORATION


                                       By: /s/ David Jack
                                          -------------------------------------
                                       Name:   David Jack
                                       Title:  Vice President - Treasurer



                                       BT COMMERCIAL CORPORATION, Individually,
                                         as Agent and as Co-Syndication Agent


                                       By: /s/ Frank A. Chiovari
                                          -------------------------------------
                                       Name:   Frank A. Chiovari
                                       Title:  Vice President



                                       PNC BANK, NATIONAL ASSOCIATION,
                                         Individually, as Co-Syndication Agent
                                         and Issuing Bank


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:



                                       BANKERS TRUST COMPANY, as Issuing Bank


                                       By: /s/ Frank A. Chiovari
                                          -------------------------------------
                                       Name:   Frank A. Chiovari
                                       Title:  Vice President

                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By: /s/ Karen Hoffman
                                          -------------------------------------
                                       Name:   Karen Hoffman
                                       Title:  Vice President



                                       CORESTATES BANK, N.A.


                                       By: /s/ Jennifer Avrigian
                                          -------------------------------------
                                       Name:   Jennifer Avrigian
                                       Title:  Asst. Vice President



                                       FLEET BANK


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:



                                       KEY CORPORATE CAPITAL, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:



                                       MELLON BANK, N.A.


                                       By: /s/ Michael F. Aliberto III
                                          -------------------------------------
                                       Name:   Michael F. Aliberto III
                                       Title:  Vice President

                                       NATIONAL BANK OF CANADA


                                       By: /s/ Donald P. Haddad
                                          -------------------------------------
                                       Name:   Donald P. Haddad
                                       Title:  Vice President



                                       By: /s/ Eric L. Moore
                                          -------------------------------------
                                       Name:   Eric L. Moore
                                       Title:  Vice President



                                       NATIONAL CITY COMMERCIAL FINANCE, INC.


                                       By: /s/ Gregory A. Godec
                                          -------------------------------------
                                       Name:   Gregory A. Godec
                                       Title:  Vice President



                                       SUMMIT COMMERCIAL/GIBRALTAR CORP.


                                       By: /s/ Alan M. Lapidus
                                          -------------------------------------
                                       Name:   Alan M. Lapidus
                                       Title:  Senior Vice President